UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI 48170-2461

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code                     (734) 414-6100

                                                 Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2016, Perceptron, Inc. (the “Company”) issued a press release announcing the Company’s preliminary revenue and bookings outlook for the fiscal 2016 second quarter ended December 31, 2015. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 26, 2016, the Board of Directors of the Company appointed W. Richard Marz as interim President and Chief Executive Officer of the Company. Mr. Marz will continue to serve as Chairman of the Board.

Mr. Marz succeeds Jeffrey M. Armstrong who resigned on January 26, 2016 as President and Chief Executive Officer of the Company and as a member of the Board of Directors of the Company. In connection with his resignation, Mr. Armstrong entered into a Release Agreement with the Company, dated January 26, 2016, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Mr. Marz, age 72, has been a Director of the Company since 2000 and Chairman of the Board since 2008. Mr. Marz is President of MMW Group, a private technology consulting group he founded in 2006. Prior to that he served in various senior management roles at LSI Corporation, a semiconductor manufacturer.

The Board of Directors will initiate a search to identify a new President and Chief Executive Officer of the Company. Mr. Marz will serve as interim President and Chief Executive Officer until a successor is appointed. The compensation arrangement with Mr. Marz is still under review by the Company’s Management Development, Compensation and Stock Option Committee.

Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On January 26, 2016, the Board of Directors of the Company voted to amend Article II, Section 1 of the Company’s Amended and Restated Bylaws to reduce the minimum number of Directors from seven to five, effective immediately. A copy of the amendment is attached as Exhibit 3.1 hereto and is incorporated by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

D.	Exhibits.

Exhibit No.	Description

Exhibit 3.1	Amendment, dated January 26, 2016, to Article II, Section 1 of the Amended and Restated Bylaws of the Company.

Exhibit 10.1	Release Agreement, dated January 26, 2016, between Jeffrey M. Armstrong and the Company.

Exhibit 99.1	Press Release, dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: January 27, 2016	/s/ W. Richard Marz
By: W. Richard Marz
Its: Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amendment, dated January 26, 2016, to Article II, Section 1 of the Amended and Restated Bylaws of the Company.

Exhibit 10.1	Release Agreement, dated January 26, 2016, between Jeffrey M. Armstrong and the Company.

Exhibit 99.1	Press Release, dated January 27, 2016.